UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 31, 2008
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)



        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 31, 2008, the Company and Paul G. Laird and Les Bates agreed to cancel their respective employment agreements and enter into new employment agreements, effective July 1, 2008. Pursuant Mr. Laird's new employment agreement (the "Laird New Employment Agreement"), Mr. Laird shall be paid a base salary of $250,000 per year, adjusted annually at the rate of inflation as measured by the federal Consumer Price Index, or $10,000, whichever is greater. Pursuant Mr. Bates new employment agreement (the "Bates New Employment Agreement"), Mr. Bates shall be paid a base salary of $200,000 per year, adjusted annually at the rate of inflation as measured by the federal Consumer Price Index, or $10,000, whichever is greater. Mr. Laird and Mr. Bates are each entitled to a bonus as determined by the Company's Board of Directors. The Laird New Employment Agreement and the Bates New Employment Agreement expire on June 30, 2011; however, they are automatically renewable on an annual basis for additional one-year increments.

     Both the Laird New Employment Agreement and the Bates New Employment Agreement contain provisions under which we will be obligated to pay Mr. Laird and Mr. Bates all compensation for the remainder of their respective employment agreement and 2.99 times their annual salary and the amount of cash bonus paid to him in the prior year and heath insurance for the remaining term of the agreement if a change of control as defined in the agreements occur.

     The foregoing description of the Laird New Employment Agreement and the Bates New Employment Agreement do not purport to be complete and are qualified in its entirety by reference to their respective employment agreements, attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-B.

   Exhibit No.     Description

      10.1         Paul G. Laird Employment Agreement Effective July 1, 2008
      10.2         Les Bates Employment Agreement Effective July 1, 2008



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  August 5, 2008            NEW FRONTIER ENERGY, INC.

                                 By:  /s/ Les Bates
                                      -----------------------------------------
                                      Treasurer, Chief Accounting and
                                      Financial Officer, Secretary and Director









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